UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2022

HIGH SIERRA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-52036	84-1344320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1495 Ridgeview Drive, Suite 230A

Reno, Nevada 89519

(Address of principal executive offices)

(775) 410-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Accounting Firm

On December 29, 2022, High Sierra Technologies, Inc. (the “Company”) sent a letter to Pinnacle Accountancy Group of Utah, a dba of Heaton & Co., PLLC (“Pinnacle”) dismissing Pinnacle as the Company’s independent registered accounting firm, effective immediately. None of Pinnacle’s reports for the last two fiscal years contained an adverse opinion, or a disclaimer of opinion, or was qualified or modified for any reason whatsoever, with the exception of providing an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern. The decision to dismiss Pinnacle was approved by the Company’s board of directors. During the Company’s last two fiscal years, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Pinnacle, would have caused Pinnacle to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Pinnacle with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Pinnacle furnish the Company with a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree.

Pinnacle’s letter to the Commission, dated February 2, 2023, is attached hereto as Exhibit 16.1.

Engagement of New Independent Registered Accounting Firm

On February 1, 2023, the Company appointed TAAD, LLP (“TAAD”) as the Company’s new independent registered public accounting firm effective immediately. During the Company’s two most recent fiscal years, and the subsequent interim period through February 1, 2023, neither the Company nor anyone acting on its behalf consulted with TAAD regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Accountancy Group of Utah, a dba of Heaton & Co., PLLC dated February 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH SIERRA TECHNOLOGIES, INC.

Dated: February 6, 2023	By:	/s/ Gregg W. Koechlein
	Name:	Gregg W. Koechlein
	Title:	Chief Financial Officer and Chief Operating Officer